Supplement dated July 17, 2020

to the

Prospectus dated May 1, 2020

for

VEL II (93) (“Vari-Exceptional Life”) Policy

Issued By

Commonwealth Annuity and Life Insurance Company

through its
VEL II Separate Account

On July 8, 2020, KKR & Co. Inc. (“KKR”) and Global Atlantic Financial Group Limited (“Global Atlantic”) announced a strategic transaction whereby KKR will acquire all of the outstanding shares of Global Atlantic (the “Transaction”). The Transaction is expected to close in early 2021, subject to receipt of regulatory approvals and satisfaction of other closing conditions.

Commonwealth Annuity and Life Insurance Company (“Commonwealth”) is a subsidiary of Global Atlantic. Commonwealth will continue to administer and provide all contractual benefits of your policy. The terms, features and benefits of your policy will NOT change as a result of the Transaction. Global Atlantic Investment Advisors, LLC (the “Adviser”) and Global Atlantic Distributors, LLC (the “Distributor”) are also indirect, wholly-owned subsidiaries of Global Atlantic.

For additional information regarding the Transaction visit Global Atlantic’s website at www.globalatlantic.com or to learn more about KKR visit their website at www.kkr.com.

This Supplement Should Be Retained for Future Reference.

VELII_07172020